SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): January 31, 2002
                                                         -----------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





             1-7160                                     35-1101097
---------------------------------       ----------------------------------------
    (Commission File Number)            (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
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(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

         On January 31, 2002 the Company modified their By-Laws, a copy of which is attached as Exhibit 3.3 to this Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      EXHIBITS

         Exhibit
         Number        Description
         ------        -----------

         3.3 By-Laws of Coachmen Industries, Inc. (as modified through January 31, 2002).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COACHMEN INDUSTRIES, INC.



                                           By: /s/ Richard M. Lavers
                                               ---------------------------------
                                               Richard M. Lavers
                                               General Counsel & Secretary



Dated: February 19, 2002